THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


Direct Dial:  (219) 455-4750
Facsimile:   (219) 455-5135

March 14, 2000

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Lincoln National Variable Annuity Account L
         (Group Variable Annuity I, II and III)
         File Nos. 811-07645; 333-05827

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Lincoln Life Flexible Premium Variable Life Account L ("Account L"), a unit investment trust, registered under the Act, on or about February 29, 2000, mailed to its contract owners a report containing financial statements and other applicable information required by Rule 30d-1 under the Act ("annual report") for each of the management investment companies (the "Underlying Funds") issuing securities held by Account L. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

Please do not hesitate to call me at the above-listed number with any questions.

Sincerely,

/s/ Janet L. Lindenberg

Janet L. Lindenberg
Senior Paralegal